UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
_________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): May 22, 2008
Metro One Telecommunications, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-27024	93-0995165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
11220 Murray Scholls Place Beaverton, Oregon 97007
(Address of principal executive offices)
(503) 643-9500
(Registrant’s telephone number, including area code)
Not applicable (Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2008, Metro One Telecommunications, Inc. (the “Company”) was notified by The Nasdaq Stock Market that it no longer is in compliance with Nasdaq Marketplace Rule 4310(c)(3) and is subject to delisting from the Nasdaq Capital Market. Marketplace Rule 4310(c)(3) requires that the Company maintain stockholders’ equity of at least $2,500,000, or a market value of its listed securities of at least $35,000,000, or have net income from continuing operations of at least $500,000 during the last fiscal year or two of the last three fiscal years. As reported in the Company’s Form 10-Q for the period ended March 31, 2008, stockholders’ equity was approximately ($993,000), and based on recent market prices, the market value of the Company’s common stock is approximately $4,050,000. Metro One has not generated net income from operations during any of the past three fiscal years.

Nasdaq Staff is reviewing the Company’s eligibility for continued listing on The Nasdaq Capital Market. To facilitate this review, the Staff has requested that the Company provide, on or before June 6, 2008, the Company’s specific plan to achieve and sustain compliance with all Nasdaq Capital Market listing requirements, including the time frame for completion of the plan. The Company presently intends to timely file this plan with the Staff, including its plan to achieve compliance with the minimum stockholders' equity requirement.

If, after the conclusion of its review process, the Nasdaq Staff determines that the Company has not presented a definitive plan that adequately addressees the issues noted, the Staff will provide the Company with written notification that its common stock will be delisted. At that time, the Company would have the opportunity to appeal the Staff’s decision to a Nasdaq Listing Qualifications Panel.

On May 29, 2008, the Company issued a press release announcing receipt of the Nasdaq letter. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

Safe Harbor Statement

This report contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties that could cause actual results or occurrences to differ materially from those suggested by the forward-looking statements, including, but not limited to, factors detailed in the Company’s Securities and Exchange Commission filings. The forward-looking statements should be considered in light of these risks and uncertainties. There can be no assurance that Metro One will be able to maintain its listing on Nasdaq.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:

Exhibit No.	Name of Exhibit
99.1	Press release dated May 29, 2008 relating to the Company’s receipt of a May 22, 2008 notice from Nasdaq of failure to satisfy a continued listing requirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO ONE TELECOMMUNICATIONS, INC.
Date: May 29, 2008	By:	/s/ William Hergenhan
William Hergenhan, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Name of Exhibit

99.1	Press release dated May 29, 2008 relating to the Company’s receipt of a May 22, 2008 notice from Nasdaq of failure to satisfy a continued listing requirement.

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